Statements of Net Assets Available for Benefits - EBP014 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Participant-directed investments, at fair value	$ 1,506,122	$ 1,232,980
Receivables:
Notes receivable from participants	63,432	66,408
Employer contributions	167	86
Total receivables	63,599	66,494
Total assets	1,569,721	1,299,474
Net assets available for benefits	$ 1,569,721	$ 1,299,474